Exhibit 99.1
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$7,669 74% $2,694 26% Insured Deposits Uninsured Deposits 1) Reported in the 12/31/22 Call report as 59% insured. $8,544, 85% $1,508, 15% ▪ ▪ $8,615, 85% $1,517, 15%

▪ ▪ ▪ 95% 93% 81% 78% 104% 106% 106% 0% 20% 40% 60% 80% 100% 120% YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 Mar 31st Apr 12th Loan / Deposit Ratio Loan/ Deposit Ratio Average 2,737 2,666 2,721 2,560 2,263 2,374 2,569 2,668 2,743 2,307 2,364 2,281 2,158 2,202 2,238 1,893 1,949 1,916 1,020 1,050 1,074 1,017 1,049 1,058 1,879 2,016 2,271 2,306 2,426 2,503 0 2,000 4,000 6,000 8,000 10,000 12,000 Dec'22 Jan'23 Feb'23 Mar 21st, 2023 Mar'23 Apr 12th, 2023 Deposits by Type Non-interest Bearing Interest Bearing Money Market Savings CDs $ 10,132 $ 10,363 $ 10,602 $ 11,047 $ 10,083 $ 10,052

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California, $816 , 81% Florida, $123 , 12% Texas, $2 , 0% Hawaii, $29 , 3% Nevada, $11 , 1% Other, $28 , 3% California, $4,649 , 87% Florida, $92 , 2% Texas, $265 , 5% Hawaii, $2 , 0% Nevada, $35 , 1% Other, $290 , 5% California, $250 , 36% Florida, $405 , 58% Texas, $22 , 3% Hawaii, $1 , 0% Nevada, $3 , 1% Other, $14 , 2% ▪ ▪

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Exposure by Top 10 Counties (000s) % Los Angeles (CA) 2,698,118 50.6% Orange (CA) 443,696 8.3% San Diego (CA) 394,090 7.4% San Francisco (CA) 254,459 4.8% Alameda (CA) 226,239 4.2% Santa Clara (CA) 157,112 2.9% Maricopa (AZ) 141,498 2.7% Sacramento (CA) 104,619 2.0% Bexar (TX) 97,037 1.8% San Mateo (CA) 85,445 1.6% Top 10 Counties Total 4,602,312 86.3% Portfolio Total 5,332,815 100.0% ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ California, $4,649 , 87% Florida, $92 , 2% Texas, $265 , 5% Hawaii, $2 , 0% Nevada, $35 , 1% Other, $290 , 5%

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Average Charge off Rate (2009 - 12.31.22) Multifamily 0.19% Single Family 0.23% NOO CRE 0.30% Commercial and Industrial 0.70%

California, $2,328 , 30% Florida, $1,890 , 24% Texas, $115 , 1% Hawaii, $280 , 4% Nevada, $67 , 1% Other, $3,108 , 40% California, $2,443 , 39% Florida, $1,817 , 29% Texas, $591 , 9% Hawaii, $263 , 4% Nevada, $36 , 1% Other, $1,138 , 18% ▪ ▪

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AFS $211 20% HTM $847 80% Securities Mix 1Q23 ($ in millions) AFS HTM 0.80% 80.71% 4.49% 1.59% 0.65% 11.64% 0.12% Investment Securities 1Q23 CMO MBS Munis SBA FHLMC Corporate Treasury ▪ ▪ ▪ ▪ ▪

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Average shareholders' equity $ 474,256 $ 585,728 $ 649,031 $ 759,101 $ 1,100,684 $ 1,069,096 $ 1,135,611 Less: Average goodwill and intangible assets 69,177 98,291 96,209 104,355 222,393 222,276 221,618 Average tangible common equity $ 405,080 $ 487,437 $ 552,823 $ 654,746 $ 878,291 $ 846,820 $ 913,993 Average total assets 5,300,243 6,156,739 6,690,422 7,733,279 11,456,932 10,421,148 13,241,725 Net Income $ 42,958 $ 56,239 $ 84,369 $ 109,511 $ 110,512 $ 30,836 $ 8,496 Adjustments: Plus: Amortization of intangible assets expense 2,043 2,291 1,895 1,579 1,914 509 434 Plus/(Less): Merger Related costs - - - - (36) (35) - Plus: Professional service costs - - - - 971 - 782 Plus: Valuation loss on equity investment - - - - 6,250 - - Plus: Severance costs - - - - - - 468 Less: Incentive compensation reversal - - - - (4,150) - - Less: Stock compensation reversal - - - - - - (1,118) Less: FDIC insurance expense refund - - - - - - (724) Total Adjustments 2,043 2,291 1,895 1,579 4,949 474 (158) Less: Tax effect on amortization of intangible assets expense (592) (664) (550) (458) (1,400) (137) 44 Adjusted Net Income (loss) available to common shareholders $ 44,408 $ 57,866 $ 85,714 $ 110,632 $ 114,061 $ 31,173 $ 8,382 Tax rate utilized for calculating tax effect on amortization 29% 29% 29% 29% 28% 29% 28% of intangible assets expense Return on average equity(1) 9.1% 9.6% 13.0% 14.4% 10.0% 11.5% 3.0% Return on average tangible common equity(2) 11.0% 11.9% 15.5% 16.9% 13.0% 14.7% 3.7% Return on average assets(3) 0.81% 0.91% 1.26% 1.42% 0.96% 1.18% 0.26%

Total noninterest expense $ 127,075 $ 129,594 $ 125,778 $ 148,086 $ 216,589 $ 47,618 $ 59,340 Less: Amortization of intangible assets expense (2,043) (2,291) (1,895) (1,579) (1,914) (509) (434) (Less)/Plus: Merger-related expense (3,794) - - (2,606) 36 35 - Less: Professional service costs - - - - (971) - (782) Less: Severance costs - - - - - - (468) Plus: Incentive compensation reversal - - - - 4,150 - - Plus: Stock compensation reversal - - - - - - 1,118 Plus: FDIC insurance expense refund - - - - - - 724 Adjusted Noninterest expense $ 121,238 $ 127,303 $ 123,883 $ 143,901 $ 217,890 $ 47,144 $ 59,498 Net interest income $ 155,610 $ 169,954 $ 196,644 $ 233,284 $ 318,690 $ 74,494 $ 58,755 Plus: Total noninterest income 35,771 41,776 54,647 70,453 48,234 15,427 11,698 Plus: Valuation loss on equity investment - - - - 6,250 - - Less: Net gain (loss) from other real estate owned - (742) - - - - - Less: Net gain (loss) from securities - 316 - - - - - Less: Net gain on other equity investments - - - (1,069) - - - Less: Net gain on sale-leaseback - - - - (1,111) (1,111) - Adjusted Revenue $ 191,381 $ 211,304 $ 251,291 $ 302,668 $ 372,063 $ 88,810 $ 70,453 Efficiency Ratio 63.3% 60.2% 49.3% 47.5% 58.6% 53.1% 84.5%

Noninterest Expense to Average Assets Ratio Total noninterest expense $ 24,949 $ 25,784 $ 28,579 $ 28,868 $ 31,488 $ 32,440 $ 40,101 $ 42,032 $ 53,571 $ 52,915 $ 51,645 Less: Amortization of intangible assets expense (445) (439) (432) (410) (372) (365) (509) (491) (459) (454) (434) (Less)/Plus: Merger-related expense - - - (1,166) (384) (1,056) 36 - - - - Less: Professional service costs - - - - - - - - - (971) (782) Less: Severance costs - - - - - - - - - - (468) Plus: Bonus accrual adjustment - - - - - - - - - 2,850 - Plus: Stock compensation reversal - - - - - - - - - - 1,118 Plus: FDIC insurance expense refund - - - - - - - - - - 724 Adjusted Noninterest expense $ 24,504 $ 25,345 $ 28,147 $ 27,292 $ 30,732 $ 31,019 $ 39,628 $ 41,541 $ 53,112 $ 54,340 $ 51,803 Less: Customer service expense (1,723) (1,728) (1,770) (2,353) (2,512) (2,140) (1,788) (4,611) (13,560) (18,219) (16,715) Adjusted Noninterest expense exc. customer service expense $ 22,781 $ 23,617 $ 26,377 $ 24,939 $ 28,220 $ 28,879 $ 37,840 $ 36,930 $ 39,552 $ 36,121 $ 35,088 Average Assets 7,012,084 6,710,191 7,074,136 7,449,361 7,922,934 8,088,622 10,391,150 10,720,238 11,757,962 12,680,435 13,220,269 Noninterest Expense to Average Assets Ratio 1.40% 1.51% 1.59% 1.47% 1.55% 1.53% 1.53% 1.55% 1.81% 1.71% 1.57% Noninterest Expense exc. Customer Service Expense 1.30% 1.41% 1.49% 1.34% 1.42% 1.43% 1.46% 1.38% 1.35% 1.14% 1.06% to Average Assets Ratio

Shareholders' equity $ 559,184 $ 613,869 $ 695,711 $ 1,064,051 $ 1,134,378 $ 1,133,738 Less: Goodwill and intangible assets 99,482 97,191 95,296 222,125 221,835 221,401 Tangible Common Equity $ 459,702 $ 516,678 $ 600,415 $ 841,926 $ 912,543 $ 912,337 Total assets $ 5,840,412 $ 6,314,436 $ 6,957,160 $ 10,196,204 $ 13,014,179 $ 13,616,184 Less: Goodwill and intangible assets 99,482 97,191 95,296 222,125 221,835 221,401 Tangible assets $ 5,740,930 $ 6,217,245 $ 6,861,864 $ 9,974,079 $ 12,792,344 $ 13,394,783 Equity to Asset Ratio 9.57% 9.72% 10.00% 10.44% 8.72% 8.33% Tangible Common Equity Ratio 8.01% 8.31% 8.75% 8.44% 7.13% 6.81% Book value per share $12.57 $13.74 $15.58 $18.86 $20.14 $20.09 Tangible book value per share $10.33 $11.57 $13.44 $14.92 $16.20 $16.17 Basic common shares outstanding 44,496,007 44,670,743 44,667,650 56,432,070 56,325,242 56,424,276 Adjusted net income available to common shareholders $ 44,408 $ 57,866 $ 85,714 $ 110,632 $ 114,061 $ 8,382 Average basic common shares outstanding 42,092,361 44,617,361 44,639,430 45,272,183 56,422,450 56,376,669 Average diluted common shares outstanding 42,567,108 44,911,265 44,900,805 45,459,540 56,490,060 56,410,416 Earnings per share (basic) $1.02 $1.26 $1.89 $2.42 $1.96 $0.15 Earnings per share (diluted) $1.01 $1.25 $1.88 $2.41 $1.96 $0.15 Adjusted earnings per share (basic) $1.06 $1.30 $1.92 $2.44 $2.02 $0.15 Adjusted earnings per share (diluted) $1.04 $1.29 $1.91 $2.43 $2.02 $0.15